Exhibit 10.1

AMENDMENT #2 TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This AMENDMENT #2 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is dated as of October 1, 2011, between Orthofix Inc. (the “Company”) and Michael Finegan (the “Executive”).

WHEREAS, the Executive and the Company have previously entered into an Amended and Restated Employment Agreement entered into as of July 1, 2009, as amended by Amendment #1 thereto dated as of August 4, 2009 (collectively, the “Agreement”); and

WHEREAS, the parties desire to enter into this Amendment to revise the initial term of the Agreement and the Executive’s title as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements of the parties contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. The second sentence of Section 1.1 of the Agreement is amended and restated in its entirety as follows:

“While serving as an employee of the Company, the Executive shall serve as the Company’s and the Parent’s Senior Vice President of Business Development and the President of Biologics.”

2. All references to “July 1, 2012” in Section 1.3 of the Agreement are hereby removed and replaced by “July 1, 2013.”

3. Except as otherwise provided herein, the Agreement shall remain in full force and effect in accordance with its original terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of October 4, 2011.

ORTHOFIX INC.

By:	/s/ Robert S. Vaters
Name: Robert S. Vaters
Title: President and Chief Executive Officer

EXECUTIVE

/s/ Michael Finegan
Michael Finegan